Exhibit T3E-2

CONSENT AND LETTER OF TRANSMITTAL

Offer for Any and All of the Outstanding

9.875% Senior Notes due April 15, 2018

(CUSIP Nos. 422680 AF5, U42308 AC7, 422680 AG3 and 422680 AE8)

and Related Guarantees

and

Solicitation of Consents for Waiver to the Original Indenture

The Exchange Offer and Consent Solicitation will expire at 11:59 p.m., New York City time, on April 12, 2016, unless extended or earlier terminated (such date and time, as the same may be extended or earlier terminated, the “Expiration Date”).

Holders of Existing Notes must validly tender their Existing Notes and deliver their Consents on or prior to the Expiration Date in order to receive the Exchange Consideration. Holders of Existing Notes who validly tender their Existing Notes and deliver their Consents on or prior to 11:59 p.m., New York City Time, on March 29, 2016 (such date and time, as the same may be extended or earlier terminated, the “Early Exchange Date”) will be eligible to receive the Total Consideration. Each Consent will constitute a consent to (i) the waiver of certain provisions and events of default (the “Waiver”) to the Existing Notes (and related guarantees) and the Original Indenture pursuant to which the Existing Notes were issued, (ii) in the case of Holders who tender on or prior to the Early Exchange Date, enter into the proposed warrant agreement among the holders of Common Stock (the “Warrant Agreement”) and (iii) for new holders of Common Stock, an exercise of such holder’s full voting rights in favor of an increase in authorized shares of Common Stock sufficient to cover the Johnsrud Equity Conversion and the Rights Offering. A holder who tenders Existing Notes pursuant to the Exchange Offer, and therefore delivers a Consent, may not validly withdraw such tendered Existing Notes or revoke such Consent.

Each holder of Existing Notes wishing to participate in the Exchange Offer, except holders of Existing Notes executing their tenders and delivering their consents through the Automated Tender Offer Program (“ATOP”) procedures of The Depository Trust Company, as depository (“DTC”), should complete, sign and subject this Consent and Letter of Transmittal to the exchange agent, Ipreo LLC (the “Exchange and Information Agent”), before the Expiration Date or the Early Exchange Date, as applicable.

Delivery To:

Ipreo LLC

1359 Broadway, 2nd Floor

New York, New York 10018

By Facsimile Transmission:

(888) 254-6152

Attn: Aaron Dougherty

Email: exchangeoffer@ipreo.com

Confirm by Telephone:

(212) 849-3880

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

BEFORE COMPLETING THIS LETTER OF TRANSMITTAL, YOU SHOULD READ THE LETTER OF TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

We are making the Exchange Offer in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended, afforded by Section 3(a)(9) thereof.

The Exchange Offer is not being made to, nor will we accept tenders of Existing Notes from, holders in any jurisdiction in which the Exchange Offer or acceptance thereof would not be in compliance with the securities or “blue sky” laws of such jurisdiction.

The undersigned acknowledges that he or she has received the offering memorandum, dated March 16, 2016 (as amended or supplemented from time to time, the “Offering Memorandum”), of Nuverra Environmental Solutions, Inc., a Delaware corporation (the “Company”), and this Consent and Letter of Transmittal, which together constitute the Company’s offer (the “Exchange Offer”) to exchange at the election of holders of Existing Notes either $1,000 in (i)(a) its Senior Secured Second Lien Notes due 2021 (the “Notes”) or (b) shares of common stock, par value $0.01 per share (the “Common Stock”) of the Company (the “Equity Conversion”), converted at the Conversion Price and (ii) for holders of Existing Notes that tender on or prior to the Early Exchange Date, a pro rata share (based on the aggregate principal amount of the Existing Notes tendered on or prior to the Early Exchange Date) of penny warrants (the “Warrants”) sufficient to purchase 10% of shares of the Common Stock of the Company, subject to dilution, for each of $1,000 principal amount of its outstanding 9.875% Senior Notes due 2018 (CUSIP Nos. 422680 AF5, U42308 AC7, 422680 AG3 and 422680 AE8) (the “Existing Notes”) of the Company held by the registered holders thereof. The Company is offering to exchange all of the Existing Notes. All capitalized terms used but not defined herein have the meanings ascribed to them in the Offering Memorandum.

In conjunction with the Exchange Offer, the Company also solicits Consents. Any holder who tenders Existing Notes pursuant to the Exchange Offer must also deliver a Consent. Each Consent will constitute a consent to (i) the waiver of certain provisions and events of default (the “Waiver”) to the Existing Notes (and related guarantees) and the Original Indenture pursuant to which the Existing Notes were issued, (ii) in the case of Holders who tender on or prior to the Early Exchange Date, enter into the proposed warrant agreement among the holders of Common Stock (the “Warrant Agreement”) on terms consistent in all material respects with those described in the Offering Memorandum and (iii) for new holders of Common Stock, an exercise of such holder’s full voting rights in favor of an increase in authorized shares of Common Stock sufficient to cover the Johnsrud Equity Conversion and the Rights Offering. Holders may not deliver such Consent without tendering Existing Notes.

The tender of the Existing Notes and the delivery of a Consent are interconnected and inseparable. That is, pursuant to the terms of this Consent and Letter of Transmittal, the completion, execution and delivery thereof by a Holder will constitute both the tender of the Existing Notes and the Consent of such tendering Holder. Consequently, Holders may not deliver Consents without tendering their Existing Notes, or vice versa, and Holders who validly tender their Existing Notes will be deemed to have validly delivered their Consents by such tender.

Note that the Exchange Offer does not include a provision for tendering Existing Notes and delivering Consents pursuant to a Notice of Guaranteed Delivery, and so if you do not complete the procedures for tendering Existing Notes at or prior to the Expiration Date, the Company will not purchase your Existing Notes and such Notes will remain outstanding.

The undersigned hereby tenders the Existing Notes described in the box entitled “Description of Existing Notes” below pursuant to the terms and conditions described in the Offering Memorandum and this Consent and Letter of Transmittal. The undersigned is the registered holder of all its respective Existing Notes (the “Holder”) and the undersigned represents that it has received from each beneficial owner of Existing Notes (the “Beneficial Owner”) a duly completed and executed form of “Instructions to Registered Holder from Beneficial Owner” accompanying this Consent and Letter of Transmittal, instructing the undersigned to take the action described in this Consent and Letter of Transmittal.

In order to tender Existing Notes in the Exchange Offer and deliver the related Consent, you must BOTH:

1. tender your Existing Notes by book-entry transfer to the account maintained by the Exchange and Information Agent at DTC such that the Existing Notes are received by the Exchange and Information Agent prior to 11:59 pm., New York City time, on the Expiration Date or the Early Exchange Date, as applicable, according to the procedures set forth in the section titled “The Exchange Offer — Procedures for Tendering Existing Notes and Delivering Consents”, in the Offering Memorandum and the instructions in this Consent and Letter of Transmittal, AND

2. submit a properly completed Consent and Letter of Transmittal to the Exchange and Information Agent by mail or facsimile so that it is received by the Exchange and Information Agent at the address set forth on the cover of this Consent and Letter of Transmittal prior to 11:59 p.m., New York City time, on the Expiration Date or the Early Exchange Date, as applicable. You need not submit this Consent and Letter of Transmittal if, in accordance with DTC’s ATOP procedure, DTC will send an agent’s message (“Agent’s Message”) stating that DTC has received an express acknowledgment from you that you will be bound by the terms and conditions hereof as if you had completed, executed and delivered this Consent and Letter of Transmittal.

Holders whose Existing Notes are held by DTC should be aware that DTC may have deadlines earlier than the Expiration Date for DTC to be advised of the action that you may wish for them to take with respect to your Existing Notes and, accordingly, such holders are urged to contact DTC as soon as possible in order to learn of DTC’s applicable deadlines.

Delivery of documents to DTC does not constitute delivery to the Exchange and Information Agent.

The Company reserves the right, at any time, or from time to time, to extend the Exchange Offer and to amend any of the terms and conditions of the Exchange Offer, other than conditions required by applicable law, at its discretion. The Company shall notify the Holders of the Existing Notes of any extension promptly by oral or written notice thereof.

The undersigned has completed the appropriate boxes below and signed this Consent and Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

List below the Existing Notes to which this Consent and Letter of Transmittal relates. If the space provided below is inadequate, the information required below should be listed and attached on a separate signed schedule. Tenders of Existing Notes will be accepted only in denominations of $1,000 and multiples thereof.

DESCRIPTION OF EXISTING NOTES
Name(s) and Address(es) of Registered Holder(s) or Name of DTC Participant and Participant’s DTC Account Number is Which Existing Notes Are Held (Please fill in, if blank)	Aggregate Original Principal Amount of Existing Notes Presently Held/Tendered*

Total
*Unless otherwise specified above, all Existing Notes held for the account of the undersigned will be tendered.

☐	CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE TEN (10) ADDITIONAL COPIES OF THE OFFERING MEMORANDUM.

Name:

Address:

All holders that are tendering Existing Notes must also check one or both of the following and specify the aggregate principal amount of the Existing Notes to be tendered:

☐ CHECK HERE IF YOU WISH TO RECEIVE EXCHANGE CONSIDERATION CONSISTING OF NOTES AND SPECIFY BELOW THE AGGREGATE PRINCIPAL AMOUNT OF THE EXISTING NOTES TENDERED HEREBY FOR WHICH YOU WANT TO RECEIVE EXCHANGE CONSIDERATION CONSISTING OF NOTES.

AMOUNT: $

☐ CHECK HERE IF YOU WISH TO RECEIVE EXCHANGE CONSIDERATION CONSISTING OF COMMON STOCK AND SPECIFY THE AGGREGATE PRINCIPAL AMOUNT OF THE EXISTING NOTES TENDERED HEREBY FOR WHICH YOU WANT TO RECEIVE EXCHANGE CONSIDERATION CONSISTING OF COMMON STOCK.

AMOUNT: $

BY THE COMPLETION, EXECUTION AND DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL IN CONNECTION WITH THE TENDER OF EXISTING NOTES (INCLUDING BY BOOK-ENTRY TRANSFER), A TENDERING HOLDER WILL BE DEEMED TO: (1) CONSENT TO THE WAIVER TO THE ORIGINAL INDENTURE WITH RESPECT TO THE EXISTING NOTES TENDERED BY SUCH TENDERING HOLDER; (2) IN THE CASE OF HOLDERS WHO TENDERED ON OR PRIOR TO THE EARLY EXCHANGE DATE, AGREE TO ENTER INTO THE WARRANT AGREEMENT, ON TERMS CONSISTENT IN ALL MATERIAL RESPECTS WITH THOSE DESCRIBED IN THE OFFERING MEMORANDUM; (3) FOR NEW HOLDERS OF COMMON STOCK, A VOTE OF SUCH HOLDER’S FULL VOTING RIGHTS IN FAVOR OF AN INCREASE IN AUTHORIZED SHARES OF COMMON STOCK SUFFICIENT TO COVER THE JOHNSRUD EQUITY CONVERSION AND THE RIGHTS OFFERING; AND (4) MAKE THE COVENANTS, REPRESENTATIONS, WARRANTIES AND AGREEMENTS SET FORTH IN THIS LETTER OF TRANSMITTAL.

SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer and Consent Solicitation set forth in the Offering Memorandum, receipt of which is hereby acknowledged, and this Consent and Letter of Transmittal, the undersigned hereby (a) tenders to the Company the aggregate amount of Existing Notes indicated in this Consent and Letter of Transmittal and (b) consents with respect to the aggregate principal amount of the Existing Notes tendered pursuant to clause (a) above to (i) the Waiver to the Original Indenture, (ii) in the case of Holders who tender on or prior to the Early Exchange Date, enter into the Warrant Agreement and (iii) for new holders of Common Stock, an exercise of such holder’s full voting rights in favor of an increase in authorized shares of Common Stock sufficient to cover the Johnsrud Equity Conversion and the Rights Offering. Subject to, and effective upon, the acceptance for exchange of the Existing Notes tendered hereby in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Existing Notes as are being tendered hereby.

The Company is seeking Consents to all aspects of the Waiver to the Original Indenture as a single proposal. Accordingly, any Consent purporting to consent to only some of the Waiver will be a valid delivery of a Consent by a holder as to all of the Waiver.

The undersigned hereby irrevocably constitutes and appoints the Exchange and Information Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered Existing Notes with full knowledge that the Exchange and Information Agent also acts as an agent for the Company, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to: deliver Existing Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of the Company, upon receipt by the Exchange and Information Agent, as the undersigned’s agent, of the Notes, Common Stock and Warrants, as the case may be, to be issued in exchange for such Existing Notes; present such Existing Notes for transfer, and transfer the Existing Notes on the books of the Company; receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Existing Notes, all in accordance with the terms and conditions of the Exchange Offer; and deliver to the Exchange and Information Agent, this Consent and Letter of Transmittal as evidence of the undersigned’s Consent, all in accordance with the terms and conditions set forth in the Offering Memorandum.

The undersigned hereby covenants, represents and warrants that

1. the undersigned is the beneficial owner of, or duly authorized representative of one or more beneficial owners of, the Existing Notes tendered for exchange hereby;

2. the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Existing Notes tendered hereby, and to acquire Notes, Common Stock and Warrants, as the case may be, issuable upon the exchange of such tendered Existing Notes and to give Consents contained herein;

3. when the Existing Notes are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the Existing Notes, and not subject to any adverse claim or right when the same are accepted by the Company; and

4. the undersigned agrees with all of the terms and conditions of the Exchange Offer and Consent Solicitation and agrees that tenders of Existing Notes pursuant to any of the procedures described in the accompanying instructions will constitute the undersigned’s acceptance of the terms and conditions of the Exchange Offer and Consent Solicitation.

The undersigned understands that acceptance of tendered Existing Notes by the Company for exchange will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer and Consent Solicitation. In all cases in which a participant elects to accept the

Exchange Offer by transmitting an express acknowledgement in accordance with the ATOP procedures, such participant shall be bound by all of the terms and conditions of this Consent and Letter of Transmittal. The undersigned recognizes that, under certain circumstances set forth in the Offering Memorandum, the Company may not be required to accept for exchange any of the Existing Notes tendered thereby.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange and Information Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Existing Notes tendered hereby. The undersigned agrees that it (and any beneficial owner(s) on whose behalf it is acting) will not sell, pledge, hypothecate or otherwise encumber or transfer any Existing Notes tendered thereby from the date of this Consent and Letter of Transmittal and agrees that any purported sale, pledge, hypothecation or other encumbrance or transfer will be void and of no effect.

For purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Existing Notes (or defectively tendered Existing Notes which defect the Company has, or has caused to be, waived) if and when the Company gives oral or written notice thereof to the Exchange and Information Agent.

All authority conferred or agreed to be conferred in this Consent and Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please credit the Notes, Common Stock and Warrants, as the case may be, to the account indicated above maintained at DTC. Similarly, unless otherwise indicated herein in the box entitled “Special Delivery Instructions” below, please deliver the Notes, Common Stock and Warrants, as the case may be, to the account indicated above maintained at DTC. Any Existing Notes not exchanged or not accepted for exchange will be credited to the account indicated above maintained at DTC promptly following the expiration or termination of the Exchange Offer.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF EXISTING NOTES” ABOVE AND SIGNING THIS CONSENT AND LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE EXISTING NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 2 and 3)

To be completed ONLY if the Notes, Common Stock and Warrants, as the case may be, are to be issued in the name of someone other than the registered holder of the Existing Notes whose name(s) appear(s) above.

Issue Notes, Common Stock and Warrants, as the case may be, to:

Name:
(Please Type or Print)

Address:

(Include Zip Code)

Taxpayer Identification or Security Number (Complete Substitute Form W-9)

(Book-Entry Transfer Facility Account Number, If applicable)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 2 and 3)

To be completed ONLY if the Notes, Common Stock and Warrants, as the case may be, are to be delivered to someone other than the registered holder of the Existing Notes whose names) appear(s) above, or to such registered holder(s) at an address other than that shown above.

Deliver Notes, Common Stock and Warrants, as the case may be, to:

Name:
(Please Type or Print)

Address:

(Include Zip Code)

Taxpayer Identification or Security Number (Complete Substitute Form W-9)

(Book-Entry Transfer Facility Account Number, if applicable)

PLEASE SIGN HERE TO TENDER YOUR EXISTING NOTES

(To be completed by all Tendering Holders)

(Complete accompanying substitute Form W-9 below)

Signature(s) of Owner(s)

Date	Area Code and Telephone Number

If a Holder is tendering any Existing Notes, this Consent and Letter of Transmittal must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Existing Notes or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by an attorney-in-fact, trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. SEE INSTRUCTION 2.

Name(s):

(Please Type or Print)

Capacity or Title:

Address:

(Include Zip Code)

SIGNATURE GUARANTEE

(IF REQUIRED BY INSTRUCTION 2)

Signature(s) Guaranteed by an Eligible Guarantor Institution:

(Authorized Signature)

(Title)

(Name and Firm)

Date	Area Code and Telephone Number

IMPORTANT: THIS CONSENT AND LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF, OR AN ELECTRONIC CONFIRMATION PURSUANT TO DTC’S ATOP SYSTEM (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE OR THE EARLY EXCHANGE DATE, AS APPLICABLE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1. Delivery of this Consent and Letter of Transmittal. This Consent and Letter of Transmittal, or an electronic confirmation pursuant to DTC’s ATOP system, is to be completed by Holders of Existing Notes for tenders that are made pursuant to the procedures for delivery by book-entry transfer set forth in the section titled “The Exchange Offer and Consent Solicitation — Procedures for Tendering Existing Notes and Delivering Consents” in the Offering Memorandum. Book-Entry Confirmation as well as a properly completed and duly executed Consent and Letter of Transmittal (or a manually signed facsimile hereof), or an electronic confirmation pursuant to DTC’s ATOP system, and any other required documents, including any required signature guarantees, must be received by the Exchange and Information Agent at the address set forth herein on or prior to the Expiration Date or the Early Exchange Date, as applicable. The book-entry transfer of Existing Notes must be accompanied by an Agent’s Message confirming that DTC has received express acknowledgment from the Holder that such Holder agrees to be bound by the Consent and Letter of Transmittal and that the Consent and Letter of Transmittal may be enforced against such Holder. Electronic confirmation pursuant to DTC’s ATOP system must also include an express acknowledgment (an “Express Acknowledgment”) by the Holder that such Holder has received and agreed to be bound by the Consent and Letter of Transmittal and that the Consent and Letter of Transmittal may be enforced against such Holder. Existing Notes tendered hereby must be in principal amounts equal to minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

The delivery of the Existing Notes and all other required documents will be deemed made only when confirmed by the Exchange and Information Agent. The method of delivery of this Consent and Letter of Transmittal and all other required documents is at the election and risk of the tendering Holder. If such delivery is by mail, it is recommended that registered mail with return receipt requested, properly insured, be used. In all cases, sufficient time should be allowed to assure timely delivery. No Letters of Transmittal or other documents should be sent to the Company.

See the section titled “The Exchange Offer and Consent Solicitation,” in the Offering Memorandum.

2. Signatures on this Consent and Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Consent and Letter of Transmittal is signed by the registered Holder of the Existing Notes tendered hereby, the signature must correspond exactly with the name as it appears on a security position listing as the Holder of such Existing Notes in the DTC system without any change whatsoever.

If any tendered Existing Notes are owned of record by two or more joint owners, all of such owners must sign this Consent and Letter of Transmittal.

If any tendered Existing Notes are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Consent and Letter of Transmittal as there are different registrations. When this Consent and Letter of Transmittal is signed by the registered Holder or Holders of the Existing Notes specified herein and tendered hereby, no separate bond powers are required. If, however, the Notes, Common Stock and Warrants, as the case may be, are to be issued to a person other than the registered Holder, then separate bond powers are required.

If this Consent and Letter of Transmittal or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

Signatures on bond powers required by this Instruction 2 must be guaranteed by an Eligible Guarantor Institution. An Eligible Guarantor Institution (as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), means:

(i)	Banks (as defined in Section 3(a) of the Federal Deposit Insurance Act);

(ii)	Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, and government securities brokers, as those terms are defined under the Exchange Act;

(iii)	Credit unions (as that term is defined in Section 19b(1) (A) of the Federal Reserve Act);

(iv)	National securities exchanges, registered securities associations, and clearing agencies, as those terms are used under the Exchange Act; and

(v)	Savings associations (as that term is defined in Section 3(b) of the Federal Deposit Insurance Act).

Signatures on this Consent and Letter of Transmittal need not be guaranteed by an Eligible Guarantor Institution, provided the Existing Notes are tendered:

(i)	by a registered Holder of Existing Notes (including any participant in the DTC system whose name appears on a security position listing as the Holder of such Existing Notes) who has not completed the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” on this Consent and Letter of Transmittal, or

(ii)	for the account of an Eligible Guarantor Institution.

3. Special Issuance and Delivery Instructions. If Notes, Common Stock and Warrants, as the case may be, are to be issued in the name of a person other than the signer of this Consent and Letter of Transmittal, or if Notes , Common Stock and Warrants, as the case may be, are to be sent to someone other than the signer of this Consent and Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Consent and Letter of Transmittal should be completed. Existing Notes not exchanged will be returned by crediting the account maintained at DTC specified herein. See Instruction 9.

In the case of issuance in a different name, separate bond powers with a guaranteed signature are required and the employer identification or social security number of the person named must also be indicated.

4. Important Tax Information. Under current federal income tax law, a Holder whose tendered Existing Notes are accepted for exchange may be subject to backup withholding unless the Holder provides the Exchange and Information Agent with either (i) such Holder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) the Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the Holder that he or she is no longer subject to backup withholding or (ii) an adequate basis for exemption from backup withholding. If such Holder is an individual, the TIN is such Holder’s social security number. If the Exchange and Information Agent is not provided with the correct TIN, the Holder may be subject to certain penalties imposed by the Internal Revenue Service.

Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange and Information Agent a properly completed Internal Revenue Service Form W-8BEN, W-8BEN-E, W-8ECI, W-8IMY or W-8EXP, as applicable, (which the Exchange and Information Agent will provide upon request) signed under penalty of perjury, attesting to the Holder’s exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “Guidelines”) for additional instructions.

If backup withholding applies, the Company is required to withhold a portion of certain payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

5. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer of Existing Notes to it or its order pursuant to the Exchange Offer. If, however, Notes, Common Stock and Warrants, as the case may be, are to be registered or issued in the name of any person other than the registered Holder of the Existing Notes tendered hereby, or if tendered Existing Notes are registered in the name of any person other than the person signing this Consent and Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Existing Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, no Notes, Common Stock and Warrants, as the case may be, will be issued until such evidence is received by the Exchange and Information Agent.

6. Waiver of Conditions. The Company reserves the absolute right to waive or amend, in its discretion, in whole or in part, at any time prior to 11:59 p.m., New York City time, on the Expiration Date or the Early Exchange Date, as applicable, satisfaction of any or all conditions enumerated in the Offering Memorandum, which may result in an extension of the period of time for which the Exchange Offer is kept open.

7. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Existing Notes (and delivery of the related Consents), by execution of this Consent and Letter of Transmittal (or an Agent’s Message in lieu thereof), shall waive any right to receive notice of the acceptance of their Existing Notes for exchange and delivery of the related Consents.

The Company will determine, in its sole discretion, all questions as to the form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Existing Notes and related Consents, which determination shall be final and binding. The Company reserves the absolute right to reject any and all tenders of any particular Existing Notes not properly tendered or to not accept any particular Existing Notes which acceptance might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Existing Notes either before or after the Expiration Date or the Early Exchange Date, as applicable, (including the right to waive the ineligibility of any Holder who seeks to tender Existing Notes in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer as to any particular Existing Notes either before or after the Expiration Date or the Early Exchange Date, as applicable (including the Consent and Letter of Transmittal and the instructions thereto), by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with the tender of Existing Notes for exchange and delivery of Consents must be cured within such reasonable period of time as the Company shall determine. None of the Company, the Exchange and Information Agent or any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Existing Notes for exchange and delivery of related Consents, nor shall any of them incur any liability for failure to give such notification.

8. Partial Tenders. Tenders of Existing Notes (and delivery of the related Consents) will be accepted only in principal amounts equal to minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. If a tender for exchange is to be made with respect to less than the entire principal amount of any Existing Notes, fill in the original principal amount of Existing Notes which are tendered for exchange on the form entitled “Description of Existing Notes,” as more fully described in the footnotes thereto.

9. Withdrawal of Tenders. Tenders of Existing Notes and deliveries of Consents may not be validly withdrawn or validly revoked, respectively. Tenders of any Existing Notes will automatically be withdrawn if the Exchange Offer is terminated without any such Existing Notes being exchanged as provided in the Offering Memorandum. In the event of termination of the Exchange Offer, the Existing Notes tendered pursuant to the Exchange Offer will be returned to the tendering Holder promptly.

Any Existing Notes that have been tendered for exchange but which are not exchanged for any reason will be credited into the Exchange and Information Agent’s account at DTC pursuant to the book-entry transfer procedures set forth in the section titled “The Exchange Offer — Procedures for Tendering Existing Notes and Delivering Consents”, in the Offering Memorandum, and such Existing Notes will be credited to the account specified herein maintained with DTC for the Existing Notes as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

All questions as to form and validity (including time of receipt) of any delivery or revocation of a tender will determined by the Company, in its sole discretion, which determination will be final and binding. None of the Company, the Exchange and Information Agent, the Trustee or any other person will be under any duty to give notification of any defect or irregularity in any delivery or revocation of a tender or incur any liability for failure to the any such notification.

10. Mutilated, Lost, Stolen or Destroyed Private Notes. Any tendering Holder whose Existing Notes have been mutilated lost, stolen or destroyed should contact the Exchange and Information Agent at the address indicated herein for further instructions.

11. Requests or Assistance or Additional Copies. Questions relating to the procedure for tendering Existing Notes and requests for assistance may be directed to the Exchange and Information Agent at the address and telephone number set forth herein. Requests for additional copies of the Offering Memorandum and this Consent and Letter of Transmittal may be directed to the exchange information agent (the “Exchange and Information Agent”) at the following address and telephone numbers.

Ipreo LLC

Banks and Brokers call: (212) 849-3880

All others call toll free: (888) 593-9546

TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS

(SEE INSTRUCTION 4)

PAYER’S NAME: NUVERRA ENVIRONMENTAL SOLUTIONS, INC.
SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN) and Certification	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number OR Employer Identification Number

Part 2 — Certification

Under Penalties of Perjury, I certify that:

(1)    The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me); and

(2)    I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding; and

(3)    I am a U.S. person (including U.S. resident alien); and

(4)    Any other information provided on this form is true and correct.

Part 3 — Awaiting TIN ☐

Certification Instructions — You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

	Signature	Date

Name

Address

	City	Zip Code

State

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU

CHECK THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, a portion of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended (the “Code”). “IRS” is the Internal Revenue Service.

For this type of account:	Give the SOCIAL SECURITY number of —	For this type of account:	Give the EMPLOYER IDENTIFICATION number of —
1. An individual’s account	The individual	6. A valid trust, estate, or pension trust	The legal entity (4)

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	7. Corporate account or LLC The corporation electing corporate status on Form 8832	The corporation

3. Custodian account of a minor (Uniform Gift to Minors Act	The minor (2)	8. Association, club, religious, The organization charitable, educational, or other tax-exempt organization account	The organization

4. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee (1)	9. Partnership account or multi-member LLC	The partnership
b. So-Called trust account that is not legal or valid trust under state law	The actual owner (1)

5. Sole proprietorship account or single-owner LLC	The owner (3)	10. A broker or registered nominee	The broker or nominee

		11. Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

		12. Sole proprietorship account or single- owner LLC	The owner (3)

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s Social Security number.
(3)	You must show your individual name. You may also enter your business name. You may use either your Social Security number or your Employer Identification number.
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legit entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.